




Third-Quarter 2021 Results

August 5, 2021

New Jersey Resources





Forward-Looking Statements and Non-GAAP Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation (NJR, or the Company) cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's net financial earnings (NFE) per share guidance for fiscal 2021, 2022 and beyond, dividend growth goals, adjusted FFO and debt goals, capital plans, planned capital expenditures, projected cash flows, impacts of hedging strategies, customer growth rate and timetable and results of future base rate cases, schedule for completion of infrastructure projects, including but not limited to, NJNG's Southern Reliability Link, NJRISE, SAFE II and Infrastructure Investment Program (IIP), NJR's environmental sustainability and clean energy goals, emissions reduction strategies, initiatives and targets as well as our related investments in infrastructure, renewables and emerging technologies such as renewable natural gas (RNG) and hydrogen gas, NJR Clean Energy Ventures' future capital investment target, projected installed solar capacity, revenue growth, project returns, impacts of Asset Management Agreements, demand for residential and commercial solar energy, and our ability to construct, profitably operate and expand the Adelphia Gateway pipeline, the impairment of NJR's investment in PennEast, including forecasts with respect to construction timing, the nature of future revenues and customer contracts.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, https://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

Non-GAAP Measures

This presentation includes the non-GAAP measures, including, NFE/net financial loss, utility gross margin and financial margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income(loss), operating income or earnings per share.

NFE/net financial loss and financial margin exclude unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, and the impairment of NJR's investment in the PennEast project, net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and, other taxes and regulatory rider expenses, which are key components of the Company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expenses are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE/net financial loss, utility gross margin and financial margin, as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measure, NFE/net financial loss, to the most directly comparable GAAP financial measure, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.



Agenda

1 **Third-Quarter FY 2021 Highlights**
Steve Westhoven | President & CEO

2 **Financial Highlights**
Pat Migliaccio | SVP and CFO

3 **Q&A Session**

Third-Quarter 2021 Highlights

- NJR reported EPS loss of $1.16 and net financial loss of $0.15* for Fiscal 3Q21
- **Increasing FY 2021 NFEPS guidance** to a range of $2.10 - $2.20
- **Reaffirming FY 2022 NFEPS guidance** of $2.20 - $2.30
- **NJNG completed construction of SRL in July 2021;** expected to be in-service in August 2021
- **Over 70% of CEV's FY21 and FY 22 capex target** is operational, under construction or contracted
- **Leaf River continues to re-contract capacity,** securing long-term agreements from new and existing customers
- **Adelphia Gateway received a Notice to Proceed from FERC** for the second phase of the project which includes construction of laterals and interconnects

** A reconciliation from NFE/net financial loss to net income can be found in the Appendix.*

Fiscal 2021 Scorecard

Solid Progress Against the Goals Established During November 2020 Analyst Day

		Progress
Grow Core Businesses (NJNG and CEV)	▪ Place SRL in-service	Progressing as planned
	▪ File rate case to recover capital invested since 2019 rate case	Progressing as planned
	▪ Invest ~$850M in solar in FY21-24	Progressing with some delays
	▪ Expand solar footprint outside of New Jersey	Progressing as planned
Invest in the Clean Energy Future	▪ Incorporate H_2 and RNG into NJNG's distribution system	Progressing as planned
	▪ 60% reduction in operational emissions in New Jersey by 2030	Progressing as planned
De-risk the business, more predictable and stable NFE	▪ Energy Services to pursue more predictable revenues	Progressing as planned
	▪ Build Adelphia Gateway	Progressing with some delays
	▪ Increase S&T contracted revenue through long-term capacity commitments	Progressing as planned
	▪ Use sale leaseback financing and deferral method accounting at CEV	Progressing as planned
Achieve Financial Goals	▪ Long-term NFEPS and dividend growth rate of 6% - 10%	Progressing as planned
	▪ Annualized CFFO growth of 25% from FY20 to FY24	Progressing as planned
	▪ Adj. FFO/Adj. Debt of at least 14% for FY21	Progressing as planned

Legend: Progressing as planned (green); Progressing with some delays (yellow)

New Jersey Resources

Rate Case Filing

- Requested an increase to base rates of $163.9 million
- Proposed rate base of $2.54 billion
- Southern Reliability Link now included in rate case filing

Procedural Schedule

March	June	End of July	September	October - December
ALJ[1] & Staff, Company, Rate Counsel Agree on Procedural Schedule	Intervenors Determined	Filing of 9+3 Update	Expected Filing of 12+0 Update	Settlement Discussions
Complete	Complete	Complete		

New Jersey Resources

1. *Administrative Law Judge*

New Jersey Natural Gas

Fiscal YTD Capital Expenditures*

~25% of capital expenditures earning a near real-time return



$78
$15
$30
$40
~$365M
$101
$3
$3
$95
New Customer
SAFE/NJ RISE
SAVEGREEN
Maintenance
Cost of Removal/Other
SRL
IIP
IT

New Customer Additions



5,878
5,448
Fiscal YTD 2020
Fiscal YTD 2021

Southern Reliability Link	• Construction completed • Expected to be placed into service in August 2021 • Base rate case filed on March 30, 2021, to recover infrastructure investments, including costs associated with the SRL project
Other Updates	• Began construction on hydrogen power-to-gas project; expected to be operational in Fall 2021 • SAVEGREEN 2020, a three-year, $259 million energy-efficiency program, became effective on July 1, 2021 • On June 30, Governor Murphy ended the moratorium on shut-offs, but extended a grace period for residential customer shut-offs in New Jersey through December 31; winter moratorium rules will be in effect from November 15, 2021, through March 15, 2022

** Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.*

New Jersey Resources

Hydrogen Power-to-Gas Project

Prepares NJNG for green energy future enabling the blending of Hydrogen into NJNG's Distribution System

Once completed, NJNG will be the first utility on the east coast directly injecting green hydrogen into an existing natural gas distribution system

Project Status

- Construction on the project began in July 2021
- Commercial operation expected to commence in Fall 2021
- Entire project is located within NJNG's Howell LNG facility
- System expected to offset ~180 US tons of CO_2 per year



O_2
H_2
Creates Renewable Hydrogen Gas
Renewable Electricity
Power Electrolysis
Blended Into Distribution Pipeline and Delivered to Customers
Electrolyzer will source solar power from a 416 kw DC canopy on site
Electrical current will split water molecules into hydrogen and oxygen
Hydrogen initially stored in onsite vessel



Howell LNG Facility
Solar Canopy
Plant Outlet Piping
Electrolysis Skid
To NJNG System

- *Capital cost: $5 - $7 million*
- *Expect to be included in rate base*

New Jersey Resources

NJNG Decarbonization Investment Opportunities

- **NJR is executing on a sustainability strategy focused on decarbonization of core utility infrastructure**
- **High quality existing infrastructure like ours can play a key role in future decarbonization strategies at both the state and national level**
- **Emerging clean energy technologies provide additional growth opportunities**

- **Green Hydrogen Production** ✓
- **Landfill RNG Processing** (Exploring)
- **Food Waste Anaerobic Digestion RNG Processing** (Exploring)

✓ Underway — Exploring

NJNG is also exploring RNG purchases from third parties, including landfills, food waste and biogas

Clean Energy Ventures

8.4 MW*	• Incremental capacity added through the first nine months of fiscal 2021
$16.9 MM*	• Fiscal 2021 capex placed in-service FYTD

** Includes commercial and residential solar projects*

NJR's Solar Capacity

Total Installed Capacity (MW)



365 - 375
500 - 520
FY 2021E
FY 2022E

FY 2021 Capital Expenditures**



Q4 Capex
FYTD Commercial Capex***
FYTD The Sunlight Advantage Capex***
$42
$5 - $10
$8
FY 2021E: $50 - $60 million

FY 2021E CEV Revenue ($ millions)



$26.2
31%
33%
12%
25%
$105 - $110
8% - 13%
10% - 15%
2% - 6%
73% - 78%
FYTD 2021
Fiscal 2021E
SREC
TREC
Electric Sales
The Sunlight Advantage

New Jersey Resources

*** Total change in PP&E (cash spent and capex accrued)*
**** FYTD capex placed in-service is $9.1 for commercial and $7.8 million for The Sunlight Advantage*

CEV Commercial Project Pipeline for FY 21-22

- Fiscal 2021 and 2022 solar in-service target remains $315 million
- Remain committed to achieving goal of doubling installed capacity by fiscal 2024
- Over 70% of FY 21-22 capex target is in-service, under construction or under contract
- Almost 25% of FY 21-22 capacity target expected outside of NJ

Capex by Project Status ($ millions) | Capacity by Project Status (MWs)


$205.3
$37.3
$9.4
$63.0
$315
Million
Completed
Under Const.
Under Contract
Under Negotiation
84.2
19.6
5.6
30.8
140 MW

Capacity by Project Location (MWs)


76.5%
2.0%
4.6%
16.9%
140 MW
CT
NJ
NY
RI

New Jersey Resources

New Jersey Solar Successor Program

Net Metered & Community

- Administrative incentives will be determined by the BPU for net metered projects and community solar
- Target annual installs for net metered projects will be 300 MW and 150 MW for community solar
- TREC program will close to new applications on August 27, 2021

Utility Scale Solar Projects

- Developers bid for long-term incentive contracts
- Target installs for this market segment are 300 MW per year
- Expect a stakeholder process over the coming months to design the program – goal is to have the first solicitation launched by Winter 2022



New Jersey Resources

Adelphia Gateway

South Zone Conversion and Expansion Project

Project Status

- FERC certificate and Notice to Proceed received
- Received all necessary PADEP permits
- Second phase of construction has begun, which includes laterals and interconnects
- Mainline and compressor stations currently under construction
- Expect to place a number of facilities into service by the end of 2021

Project Overview

- *North zone operational at acquisition serving Talen Energy – 600 mDth/d; adding new lateral, UGI interconnect*
- *South zone oil conversion and expansion; adding compression, laterals and interconnects – 250 mDth/d*
- *South zone planned to connect to Transco, Columbia and PECO serving Philadelphia, N.J. markets*

Project Facilities Scope



Construct Martin's Creek Booster Compression
Construct UGI Lateral & Interconnect
Mainline North (currently in service)
Texas Eastern
Mainline South (oil to natural gas conversion)
Construct Quakertown Compressor Station & TETCO Interconnect
Construct Tilghman Lateral & Transco, PECO Interconnects
Construct Parkway Lateral & Columbia Interconnect
Construct Marcus Hook Compressor Station
Phase I Construction - Ongoing
Phase II Construction - Ongoing

Source: Internal

New Jersey Resources

Storage & Transportation: Contracted Revenue

- Contracts with new and existing customers significantly de-risk S&T revenue going forward
- Secured ~$46.5 million of additional contracts since November 2020
- New and extended contracts are with creditworthy counterparties



S&T's Contracted Revenue* for the period FY 2021 - 2024
98%
81%
84%
79%
84%
72%
83%
65%
Fiscal 2021E
Fiscal 2022E
Fiscal 2023E
Fiscal 2024E
Nov-20
Aug-21

** Represents contracted revenues for Leaf River, Adelphia Gateway and Steckman Ridge*

New Jersey Resources



Financial Review

Pat Migliaccio
SVP & Chief Financial Officer

Review of Fiscal 3Q21 NFE Changes



Millions
$2.7
($10.4)
$0.8
($1.2)
($5.9)
($0.1)
($14.1)
Fiscal 3Q20[1]
NJNG
CEV
S&T
ES
HS & Other
Fiscal 3Q21

Fiscal 3Q20 – Consolidated NFE (millions)	$2.7[1]
NJNG	**($10.4)**
Utility Gross Margin*	$3.1
O&M and Other	($13.5)
Clean Energy Ventures	**$0.8**
Depreciation	$1.1
O&M and Other	($0.3)
Storage & Transportation	**($1.2)**
Operating Income from Leaf River and Adelphia	($0.3)
Interest Expense and Other	($0.9)
Energy Services	**($5.9)**
Financial Margin*	($5.4)
Interest Expense, Income Taxes and Other	($0.5)
Home Services and Other	**($0.1)**
O&M, Interest Expense & Other	($0.1)
Fiscal 3Q21 – Consolidated NFE (millions)	**($14.1)**

** Utility gross margin and financial margin are discussed more fully in Item 7 of our Form 10-K.*

1. On October 1, 2020, NJR switched to the deferral method of accounting for ITCs going forward and has recast prior periods to reflect the change. The recast fiscal 3Q20 NFE is $2.7 million.

New Jersey Resources

Review of Fiscal 2021 and 2022 Guidance

Fiscal 2021 NFEPS Guidance



FY 21 Original Guidance (Nov 30)
$1.55 - $1.65
$0.30
RES outperformance due to winter storm Uri
March 15 Revised Guidance
$1.85 - $1.95
$0.20
RES further upside due to Uri
(after receipt of all customer payments except for one)
May 6 Revised Guidance
$2.05 - $2.15
$0.05
NJRES performance and NJNG BGSS incentive program
August 5 Revised Guidance
$2.10 - $2.20

Fiscal 2022 NFEPS Guidance



FY 22 Original Guidance (Nov 30)
$2.05 - $2.15
$0.13
NJRES
(after announcement of Asset Management Agreements)
$0.02
Cash Settlement of Equity Forward
February 4 Revised Guidance
$2.20 - $2.30

NJR Capital Plan*

(Millions)

		FYTD 2021A	FY2021E	FY2022E	Near Real Time Return?
New Jersey Natural Gas	New Customer	$40	$52 - $54	$56 - $59	Yes
	Maintenance & Integrity	$78	$92 - $95	$142 - $150	
	SAFE II/ NJ RISE	$30	$28 - $32	-	Yes
	IIP	$3	$6 - $7	$10 - $11	Yes
	SRL	$95	$100 - $110	-	
	IT	$3	$15 - $18	$58 - $62	
	RNG & P2G	-	$5 - $7	$28 - $31	
	Cost of Removal/ Other	$46	$70 - $75	$61 - $65	
	Facilities	$55	$50 - $60	-	
	SAVEGREEN	$15	$28 - $32	$44 - $46	Yes
		$365	**$446 - $490**	**$399 - $424**	
Clean Energy Ventures	Sunlight Advantage	$8	$8 - $15	$24 - $26	
	Commercial Solar	$42	$42 - $45	$270 - $273	
		$50	**$50 - $60**	**$294 - $299**	
Storage and Transportation	Adelphia Gateway	$49	$110 - $130	$25 - $35	
	Leaf River	$5	$12 - $15	$10 - $11	
		$54	**$122 - $145**	**$35 - $46**	
Grand Total		**$470**	**$618 - $695**	**$728 - $769**	

** Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.*

New Jersey Resources

NJR Projected Cash Flows

(Millions)

		FY2020A	FY2021E	FY2022E
Cash Flow from Operations		**$213**	**$330 - $350**	**$385 - $410**
Uses of Funds	Capital Expenditures*	$470	$566 - $639	$672 - $711
	Acquisition - S&T Assets	$534		
	Dividends	$118	$127 - $132	$135 - $140
	Total Uses of Funds	**$1,122**	**$693 - $771**	**$807 - $851**
Financing Activities	Common Stock Proceeds - Issuance	$231		
	Common Stock Proceeds – DRIP		$16 - $18	$17 - $19
	Debt Proceeds/Other	$678	$347 - $403	$405 - $422
	Total Financing Activities	**$909**	**$363 - $421**	**$422 - $441**

** Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations).*

New Jersey Resources

NJR CEV – SREC Hedging Strategy Stabilizes Revenue

As of July 29, 2021



EY 2022
390
12
EY 2023
390
11
EY 2024
374
24
EY 2025
146
250
EY 2026
41
353

Percent Hedged	Average Price	Current Price (EY)
97%	$200	$234

Percent Hedged	Average Price	Current Price (EY)
97%	$202	$221

Percent Hedged	Average Price	Current Price (EY)
94%	$196	$201

Percent Hedged	Average Price	Current Price (EY)
37%	$183	$184

Percent Hedged	Average Price	Current Price (EY)
11%	$165	$168

Note: Energy Years run from June 1 of the prior year to May 30 of the respective year; for example, Energy Year 2022 begins on June 1, 2021, and ends on May 30, 2022.

Key Takeaways

Third Quarter 2021

- Increased fiscal 2021 NFEPS guidance to a range of $2.10 - $2.20
- Rate case proceeding as scheduled
- Construction of SRL is complete – expect to place into service in August 2021
- More than 70% of CEV pipeline for fiscal 2021 and 2022 is operational, under construction or contracted
- Adelphia Gateway received FERC Notice to Proceed to construct second phase of Adelphia Gateway
- Leaf River significantly de-risked S&T revenue going forward through contracts with new and existing customers

New Jersey Resources



Q&A


New Jersey
Resources

Appendix

Third Quarter NFE by Business Unit

(Thousands)

	Three Months Ended June 30			Nine Months Ended March 30		
	2021	2020	Change	2021	2020	Change
New Jersey Natural Gas	$1,581	$11,968	($10,387)	$131,589	$142,160	($10,571)
Clean Energy Ventures	(4,926)	(5,686)	760	(24,072)	(22,694)	(1,378)
Storage and Transportation	2,387	3,615	(1,228)	10,606	10,877	(271)
Energy Services	(12,527)	(6,619)	(5,908)	85,501	(9,254)	94,755
Home Services & Other	(663)	(596)	(67)	(2,511)	815	(3,326)
Total	**($14,148)**	**2,682**	**(16,830)**	**201,113**	**$121,904**	**79,209**
NFEPS	**($0.15)**	**$0.03**	**($0.17)**	**$2.23**	**$1.27**	**$0.96**

Reconciliation of NFE and NFEPS to Net Income for Fiscal 3Q21

- NFE is a measure of earnings based on eliminating timing differences surrounding the recognition of certain gains and losses and the impairment of NJR's investment in the PennEast project, net of applicable tax adjustments, to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, SRECs and foreign currency contracts
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

New Jersey Resources

Net Financial Earnings, Fiscal 3Q21

(Millions)

Net Income	**($111.8)**
Add Back	
Unrealized loss on derivative instruments and related transactions	21.9
Tax effect	(5.2)
Effects of economic hedging related to natural gas inventory	2.5
Tax effect	(0.6)
Impairment of equity method investment	92.0
Tax effect (includes tax effect related to valuation allowance of $7.3 million)	(11.9)
Net income to NFE tax adjustment	(0.9)
Net Financial Earnings	**$14.1**

Weighted Average Shares Outstanding	
Basic	96.3
Diluted	96.3

Basic Earnings Per Share	($1.16)
Add Back	
Unrealized loss on derivative instruments and related transactions	0.22
Tax effect	(0.05)
Effects of economic hedging related to natural gas inventory	0.03
Tax effect	(0.01)
Impairment of equity method investment	0.95
Tax effect (includes tax effect related to valuation allowance of $7.3 million)	(0.12)
Net income to NFE tax adjustment	(0.01)
Basic Net Financial Earnings Per Share	**($0.15)**

NJR CEV – SREC Hedging by Fiscal Year

As of July 29, 2021



FY 2022
399
FY 2023
387
12
FY 2024
319
79
FY 2025
96
299
FY 2026
41
215

Percent Hedged	Average Price	Current Price (FY)
99%	$202	$230

Percent Hedged	Average Price	Current Price (FY)
97%	$201	$214

Percent Hedged	Average Price	Current Price (FY)
80%	$193	$195

Percent Hedged	Average Price	Current Price (FY)
24%	$183	$179

Percent Hedged	Average Price	Current Price (EY)
16%	$165	$168

New Jersey Resources

CEV Project Status - FY 2021 and 2022

Status	Project	State	Expected In-Service	MWs by Project	Capex by Project ($ millions)	MWs by Status	Capex by Status ($ millions)
In-Service	Mount Laurel*	NJ	Fiscal 1Q21	2.9	$3.7	5.6	$9.4
	East Hampton	CT	Fiscal 2Q21	2.7	$5.7		
Under Construction	Greenville Solar	RI	Fiscal 1Q22	1.0	$2.7	19.5	$37.3
	Howard Solar	RI	Fiscal 1Q22	4.3	$10.1		
	Airport Road	NY	Fiscal 1Q22	6.7	$11.5		
	Maybrook Road	NY	Fiscal 2Q22	7.5	$13.0		
Under Contract	Wholesale Projects	NJ	Fiscal 3Q22 – 4Q22	63.0	$152.7	$84.2	$205.3
	Net-Metered Projects	NJ	Fiscal 4Q22	21.2	$52.6		
Under Negotiation	Various Projects	NJ, NY, RI	Fiscal 2022	30.8	$63.0	30.8	$63.0
Total				**140.1**	**$315.0**	**140.1**	**$315.0**

New Jersey Resources

** Operational acquisition*